UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Fat Brands, Inc. (the “Company”) on December 16, 2021 related to the acquisition of Fazoli’s Holdings, LLC (“Fazoli’s). This Current Report on Form 8-K/A includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a) and (b) of Form 8-K.

On December 15, 2021, the Company acquired Fazoli’s from affiliates of Sentinel Capital Partners. Fazoli’s and its subsidiaries franchise and operate quick-service restaurants offering premium quality Italian food.

The Company is filing this Current Report on Form 8-K/A to provide certain financial statements of Fazoli’s and unaudited pro forma financial information of Fazoli’s and the Company required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Fazoli’s as of and for the years ended March 31, 2021 and April 1, 2020 and the unaudited consolidated financial statements of Fazoli’s as of and for the 26 weeks ended September 29, 2021 and September 30, 2020 are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro forma Financial Information

The unaudited pro forma combined financial information of FAT Brands Inc. and its subsidiaries, GFG Holding Inc. and its subsidiaries, Twin Peaks Buyer LLC and its subsidiaries and Fazoli’s Holdings LLC and its subsidiaries with respect to the year ended December 27, 2020 and the 39 weeks ended September 26, 2021 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Crowe LLP

99.1	Audited Consolidated Financial Statements for Fazoli’s Group, Inc. and subsidiaries as of and for the years ended March 31, 2021 and April 1, 2020 and Unaudited Consolidated Financial Statements for Fazoli’s Group, Inc. and subsidiaries as of and for the 26 weeks ended September 29, 2021 and September 30, 2020

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 26, 2021 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 27, 2020 and the thirty nine weeks ended September 26, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2022

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer